UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2021

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2021, the Board of Directors (the “Board”) of Franklin Resources, Inc. (the “Company”) elected Karen M. King to serve as a director of the Company, increasing the size of the Board from 10 to 11. Ms. King’s term will expire at the 2022 Annual Meeting of Stockholders. Ms. King is a Managing Director and the Chief Legal Officer of Silver Lake, a global technology investment firm.

The Board has determined that Ms. King is an independent director under the Company’s Director Independence Standards and the New York Stock Exchange listing standards, and that Ms. King satisfies the standards for independence for members of an audit committee and a compensation committee under the New York Stock Exchange listing standards.

The Board has appointed Ms. King to the Audit Committee and the Compensation Committee.

Ms. King will be compensated as a non-employee director. The Company’s director compensation program is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 28, 2020.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 29, 2021, the Company’s Board approved Amended and Restated Bylaws (the “Bylaws”). Section 3.1 of the Bylaws has been amended to increase the number of directors of the Company from 10 to 11. The foregoing description of the amendment to the Bylaws is qualified in its entirety by the full text of the Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this filing by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Franklin Resources, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	July 1, 2021	/s/ Thomas C. Merchant
Thomas C. Merchant
Vice President and Secretary

3